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                                                                      EXHIBIT 99
                               VALUE HEALTH, INC.
      PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF
                       STOCKHOLDERS OF VALUE HEALTH, INC.
                                        , 1997
  The undersigned stockholder of Value Health, Inc. ("Value Health") hereby appoints [Robert E. Patricelli] and [Steven J. Shulman], and each of them, the lawful proxies of the undersigned, with full powers of substitution and revocation, to vote on behalf of the undersigned all shares of Value Health common stock, no par value (the "Value Health Common Stock"), which the undersigned is entitled to vote at the special meeting of the stockholders of
Value Health to be held on      , 1997 (the "Special Meeting"), at 10:00 a.m.
at the Avon Old Farms Hotel, Routes 10 and 44, Avon, Connecticut 06001, and at any and all adjournments and postponements thereof, upon all matters presented before the Special Meeting, and does hereby ratify and confirm all that said proxies or their substitutes may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders, and hereby instructs said proxies to vote said shares of Value Health Common Stock as indicated hereon.
  THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, EXECUTED PROXIES WILL BE VOTED FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY
OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                   PLEASE MARK, SIGN AND DATE THIS PROXY AND
               RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


(1) APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER, DATED AS OF JANUARY 15, 1997 (THE "MERGER AGREEMENT"), BY AND AMONG COLUMBIA/HCA HEALTHCARE CORPORATION ("COLUMBIA"), CVH ACQUISITION CORPORATION, A WHOLLY OWNED SUBSIDIARY OF COLUMBIA ("COLUMBIA SUB"), AND VALUE HEALTH, WHEREBY (I) COLUMBIA SUB WILL MERGE WITH AND INTO VALUE HEALTH, WHICH WILL THEREUPON BECOME A SUBSIDIARY OF COLUMBIA (THE "MERGER"), AND (II) EACH STOCKHOLDER OF VALUE HEALTH WILL RECEIVE FOR EACH SHARE OF VALUE HEALTH COMMON STOCK HELD AS OF THE EFFECTIVE DATE OF THE MERGER, 0.58 OF A SHARE OF COMMON STOCK, $.01 PAR VALUE, OF COLUMBIA.

                 FOR            AGAINST         ABSTAIN
                  [_]             [_]             [_]

(2) APPROVE AN ADJOURNMENT OF THE SPECIAL MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE MERGER AGREEMENT.

                  FOR            AGAINST        ABSTAIN
                  [_]             [_]            [_]

THE BOARD OF DIRECTORS OF VALUE HEALTH UNANIMOUSLY RECOMMENDS A VOTE FOR THESE PROPOSALS.


                                           Dated ________________________, 1997

                                           ____________________________________
                                           Signature of Stockholder

                                           Name: ______________________________

                                           Title: _____________________________

                                           ____________________________________
                                           Signature of Stockholder (if held
                                           jointly)

                                           Name: ______________________________

                                           Title: _____________________________

NOTE: Please sign exactly as your name appears on the stock certificate. If joint owners, both owners should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such. If a corporation, please sign in full corporate name by the duly authorized officer. If a partnership, please sign in partnership name by an authorized person.